AMERICAN REAL ESTATE INCOME FUND
(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information, dated April 9, 2014

Effective immediately, the number of individuals serving as trustees on the Fund’s Board of Trustees has been reduced to three, two of whom are considered independent or “non-interested” trustees under the Investment Company Act of 1940, as amended. Accordingly, the prospectus and SAI are hereby amended to the extent they are inconsistent with the foregoing.

In addition, the following replaces in its entirety the text and tables in “Management of the Fund” section under the “Trustees” heading contained in the Fund’s Statement of Additional Information (“SAI”):

Following is a list of the trustees of the Trust and their principal occupations over the last five years.

Independent Trustees

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Robin A. Ferracone Age 60	Trustee Since May 2012	Chief Executive Officer, Farient Advisors, LLC (May 2007 to present).	1	American Realty Capital Trust V, Inc.; American Realty Capital Daily Net Asset Value Trust, Inc.; American Realty Capital Properties, Inc.

Stanley R. Perla Age 70	Trustee Since May 2012	Certified Public Accountant (“CPA”) and Practice Development, Friedman LLP (May 2012 to present); CPA and Practice Development, Cornerstone Accounting Group, LLP (June 2011 to May 2012); CPA and Managing Partner, Cornerstone Accounting Group, LLP (June 2008 to May 2011).	1	American Realty Hospitality Trust, Inc.; American Realty Capital Trust V, Inc.; American Realty Capital Daily Net Asset Value Trust, Inc.; Madison Harbor Balanced Strategies, Inc.; American Mortgage Acceptance Company; GTJ REIT, Inc.

Interested Trustee

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
William M. Kahane**** Age 65	Trustee and Chairman since May 2012	Chief Executive Officer of RCS Capital Corporation; Chief Executive Officer and President of American Realty Capital Hospitality Trust, Inc.; formerly CEO, President and Chief Operating Officer of American Realty Capital Trust, Inc.;	1	American Realty Capital Trust III, Inc.; Phillips Edison – ARC Shopping Center REIT Inc.; American Realty Capital New York REIT, Inc.; American Realty Capital – Retail Centers of America, Inc.; American Realty Capital – Retail Centers of America II, Inc.; American Realty Capital Healthcare Trust, Inc.; American Realty Capital Healthcare Trust II, Inc.; American Realty Capital Daily New Asset Value Trust, Inc.; American Realty Capital Properties, Inc.; Phillips Edison – ARC Grocery Center REIT II, Inc.; American Realty Capital Hospitality Trust, Inc.; Business Development Corporation of America; Business Development Corporation of America II

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*	The address for each trustee listed above is 405 Park Avenue, New York, NY 10022.
**	The term of office for each trustee listed above will continue indefinitely until their resignation, retirement or removal in accordance with the terms of the Fund’s Amended and Restated Agreement and Declaration of Trust.
***	The term “Fund Complex” refers to the American Real Estate Income Fund and the series of Realty Capital Income Funds Trust.
****	Mr. Kahane is in “interested person” of the Fund, as such term is defined in the 1940 Act.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Below is a description of the various experience, qualifications, attributes and/or skills with respect to each Trustee considered by the Board:

Robin A. Ferracone

Ms. Ferracone is the founder and Chief Executive Officer of Farient Advisors LLC, an independent executive compensation and performance consulting firm, since May 2007. She also currently serves as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc., a Non-Traded REIT sponsored by ARC. Ms. Ferracone also served as an independent director of American Realty Capital Properties, Inc. from October 2012 to February 2013 and as an independent director of American Realty Capital Trust V, Inc. from January 2013 to April 2013. From January 2005 until April 2007, Ms. Ferracone was President of the Human Capital business of Mercer, a business that included talent and compensation consulting, software and data services globally. Prior to that, Ms. Ferracone was Chairman of the U.S. West Region for Mercer’s parent company, Marsh & Mclennan Companies, and market leader and Worldwide Partner at Mercer. Before October 2001, Ms. Ferracone was President and Chairman of SCA Consulting, a firm she co-founded in 1985 and sold to Mercer in 2001, and a strategy consultant at Booz Allen & Hamilton. Ms. Ferracone is the author of Fair Pay, Fair Play: Aligning Executive Performance and Pay (Jossey-Bass, 2010). She also contributes to numerous prominent publications including a blog for Forbes.com, and articles for Directorship, National Association of Corporate Directors, and Corporate Board Member. In 2011 and 2012, Ms. Ferracone was named to the Directorship 100, a list of the most influential people in the Boardroom. Ms. Ferracone is a member of the Duke University Board of Trustees, World Presidents’ Organization, The Committee of 200, and the International Women’s Forum. She also is on the board of PayScale, Inc., a venture-backed company. Ms. Ferracone earned an MBA from the Harvard Business School, where she was a Baker Scholar and a B.A. summa cum laude in Management Science and Economics from Duke University, where she was elected to Phi Beta Kappa. The Fund believes that Ms. Ferracone’s experience as an independent director of various Non-Traded REITs sponsored by ARC and her extensive corporate governance and executive compensation consulting experience, make her well qualified to serve as a member of the Fund’s Board of Trustees.

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William M. Kahane

Mr. Kahane has served as Chief Executive Officer of RCS Capital Corporation since February 2013. Mr. Kahane, along with Mr. Nicholas S. Schorsch, is a co-founder of ARC. Beginning with its formation in August 2007, Mr. Kahane served exclusively as President and Chief Operating Officer of American Realty Capital Trust (“ARCT”), focusing on the assemblage, capitalization and management of its real estate portfolio and became its CEO and Director in March 2012. He has also held board positions and served as an executive officer for a number of the Non-Traded REITs currently sponsored by ARC. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for close to 40 years. He began his career in 1974 as a real estate lawyer, practicing in both the public and private sectors. From 1981 to 1992, Mr. Kahane was in the investment banking department of Morgan Stanley, specializing in real estate where he became a managing director in 1989. From 1997 until 2005, Mr. Kahane was on the Board of Directors of Catellus Development Corp (NYSE: CDX), and served as non-executive chairman from 1999 to 2001. From 2003 to 2006, Mr. Kahane was a trustee at AFRT, during which time Mr. Kahane served as Chairman of the Finance Committee of AFRT’s Board of Trustees. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California Los Angeles Law School, and an MBA from Stanford University’s Graduate School of Business. He is a member of the Board of Trustees of Temple Emanu-El in New York City. The Fund believes that Mr. Kahane’s current positions as Chief Executive Officer of RCS Capital Corporation and as directors and/or executive officers of various REITs, as well as his close to 40 years of experience in the structuring and financial management of commercial real estate investments makes him well qualified to serve on the Fund’s Board of Trustees.

Stanley R. Perla

Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. He currently serves as an independent director of American Realty Hospitality Trust, Inc., and American Realty Capital Trust V, Inc., both of which are Non-Traded REITs sponsored by ARC. Mr. Perla also serves as an independent director and as Chairman of the Audit Committee for GTT REIT, Inc. Mr. Perla served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. from March 2012 until April 2013. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. Since May 2012, Mr. Perla has provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years was real estate, and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. He currently serves as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and previously for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College. The Fund believes that Mr. Perla’s extensive experience as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his prior experience as an independent director of ARC DNAV and his over 40 years of experience in real estate, make him well qualified to serve as a member of the Fund’s Board of Trustees.

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The following text and table replaces in its entirety the text and table that appears in the second paragraph under the heading “Board Committees” in the “Management of the Fund” section in the SAI.

Trustee Ownership:  The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robin A. Ferracone	None	None
Stanley R. Perla	None	None

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William M. Kahane	$50,001 – $100,000	$50,001 – $100,000

The following text and table replaces in its entirety the text and table that appears in the second paragraph under the heading “Compensation” in the “Management of the Fund” section in the SAI.

The table below details the amount of compensation the trustees are expected to receive from the Fund during the fiscal period ended December 31, 2014. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Robin A. Ferracone	$43,500	None	None	$43,500
Stanley Perla	$46,500	None	None	$46,500

Please Retain this Supplement for Future Reference

September 22, 2014

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